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                                   UNITED STATES

                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

           --------------------------------------------------------------

                                      FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                        THE SECURITIES EXCHANGE ACT OF 1934


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                                   DATE OF REPORT

                (DATE OF EARLIEST EVENT REPORTED) :  JUNE  11, 1998


                                   NATURADE, INC.

                 (Exact Name of Registrant as Specified in Charter)


DELAWARE                             33-7106-A                   23-2442709
(State or Other                      (Commission               (IRS Employer
Jurisdiction of                      File Number)            Identification No.)
Incorporation)


                              7110 EAST JACKSON STREET

                            PARAMOUNT, CALIFORNIA  90723

                      (Address of Principal Executive Offices)


                           REGISTRANT'S TELEPHONE NUMBER,
                        INCLUDING AREA CODE:  (562) 531-8120



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 Item 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     a. Effective June 11, 1998, Naturade, Inc. (the "Registrant") dismissed its prior certifying accountants, Rose, Snyder and Jacobs ("RSJ"), and retained as its new certifying accountants Deloitte & Touche LLP ("Deloitte"). RSJ's reports on the Registrant's financial statements during the most recent fiscal year and all subsequent interim periods preceding the date hereof contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, auditing scope or accounting principles. The decision to dismiss RSJ was approved by the Registrant's Board of Directors. RSJ served as the Registrant's certifying accountants solely for such single fiscal year.

          There were no disagreements with RSJ on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure during the last fiscal year and any subsequent interim period through June 11, 1998.

     b. Effective June 11, 1998, the Registrant engaged Deloitte as its principal accountants. During the last two fiscal years and the subsequent interim periods to the date hereof, the Registrant did not consult Deloitte regarding any of the matters or events set forth in Item 304 (a) (2) (i) or (ii) of Regulation S-K.

Item 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                 INFORMATION AND EXHIBITS

        (a)   Financial Statements of Businesses Acquired.

              Not applicable.

        (b)   Pro Forma Financial Information.

              Not applicable.

        (c)   Exhibits.

        16.1 Letter from Rose, Snyder & Jacobs to the Securities and Exchange Commission.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NATURADE, INC.

                                           By:   /s/ Bill D. Stewart
                                           -----------------------------
                                           Bill D. Stewart
                                           Chief Executive Officer


Dated:    June 16, 1998




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                                       INDEX TO EXHIBIT

                                                                  Sequentially
                                                                    Numbered
                                                                      Page

Exhibit Number   Description of Exhibit

16.1             Letter from Rose, Snyder & Jacobs to the               4
                 Securities and Exchange Commission dated
                 June 16, 1998.




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